UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 20, 2009

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 924-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Forms of Performance Share Agreements

On February 20, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Polycom, Inc. (“Polycom”) approved forms of Performance Share Agreements for use under Polycom’s 2004 Equity Incentive Plan (the “Plan”).

General Terms. The Performance Share Agreements provide for the grant of a target number of performance shares that will be paid out in shares of Polycom common stock once the applicable performance and vesting criteria have been met. The number of performance shares in which the recipient may vest will depend upon achievement with respect to certain performance criteria specified by the Committee at the time of grant. If the performance criteria are deemed achieved, the Performance Share Agreements provide that a portion of the performance shares will vest on the first anniversary of the grant date (or, if later, the date the Committee certifies achievement of the performance criteria for the performance period), and the remaining performance shares will vest on each subsequent anniversary of the grant date, provided the recipient remains an employee of Polycom through those dates. In the event that the recipient incurs a termination of service within twelve months following a change in control (as such term is defined in the Performance Share Agreements or, in the case of certain officers, each such officer’s change of control severance agreement) either (i) by Polycom for any reason other than due to recipient’s misconduct or for cause (depending on the applicable Performance Share Agreement and as such terms are defined in the Performance Share Agreements or, in the case of certain officers, each such officer’s change of control severance agreement), or (ii) for officers, by the recipient for good reason (as such term is defined in the Performance Share Agreements for officers or such officer’s change of control severance agreement, as applicable), then all unvested performance shares (determined in accordance with the terms and conditions of Performance Share Agreements) will fully vest.

This summary of the terms of the Performance Share Agreements is qualified in its entirety by the Performance Share Agreements attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2.

2009 Grants to Named Executive Officers. Effective February 20, 2009, Polycom’s named executive officers received the following performance share grants: Robert C. Hagerty received a target grant of 77,500 performance shares, Michael R. Kourey received a target grant of 22,500 performance shares and each of Sunil K. Bhalla and Joseph A. Sigrist received a target grant of 15,000 performance shares. The performance periods for the 2009 grants will be the 2009, 2010 and 2011 fiscal years, and will be measured on the basis of total shareholder return for each of the performance periods, as compared to the Russell 2000 Index. The awards will vest annually over three years. The number of performance shares in which each recipient may vest on each anniversary of the grant date (or, if later, the date the Committee certifies achievement of the performance criteria for the performance period) will depend upon the achievement by Polycom during each annual performance period of the applicable performance criteria and will range from zero percent (0%) to two hundred percent (200%) of the annual target number of performance shares.

Forms of Restricted Stock Unit Agreements

On February 20, 2009, the Committee approved forms of Restricted Stock Unit Agreements for use under the 2004 Plan.

General Terms. The Restricted Stock Unit Agreements provide for the grant of a certain number of restricted stock units that will be paid out in shares of Polycom common stock once the applicable vesting criteria have been met. The Restricted Stock Units Agreements provide that the restricted stock units will vest according to a time based vesting schedule. In the event that the recipient incurs a termination of service within twelve months following a change in control (as such term is defined in the Restricted Stock Unit Agreements or, in the case of certain officers, each such officer’s change of control severance agreement) either (i) by Polycom for any reason other than due to recipient’s misconduct or for cause (depending on the applicable Restricted Stock Unit Agreement and as such terms are defined in the Restricted Stock Unit Agreements or, in the case of certain officers, each such officer’s change of control severance agreement), or (ii) for officers, by the recipient for good reason (as such term is defined in the Restricted Stock Unit Agreements for officers or such officer’s change of control severance agreement, as applicable), then all unvested restricted stock units will fully vest.

This summary of the terms of the Restricted Stock Unit Agreements is qualified in its entirety by the Restricted Stock Unit Agreements attached to this Current Report on Form 8-K as Exhibits 10.3 and 10.4.

2009 Grants to Named Executive Officers. Effective February 20, 2009, Polycom’s named executive officers received the following restricted stock unit grants: Robert C. Hagerty received a target grant of 77,500 restricted stock units, Michael R. Kourey received a target grant of 22,500 restricted stock units and each of Sunil K. Bhalla and Joseph A. Sigrist received a target grant of 15,000 restricted stock units. One-third (1/3) of the number of restricted stock units is scheduled to vest on the first anniversary of the date the restricted stock unit award is granted (the “ Grant Date”) and the remaining two-thirds (2/3) will vest in equal, annual installments on the second and third anniversaries of the Grant Date.

Item 8.01.	Other Events.

Form of Restricted Stock Agreement for Non-Employee Directors

On February 20, 2009, the Committee approved a form of Restricted Stock Unit Agreement for Non-Employee Directors for use under the 2004 Plan. A copy of the form of Restricted Stock Unit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.5.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1.	Form of Performance Share Agreement for Officers

10.2.	Form of Performance Share Agreement for Non-Officers

10.3.	Form of Restricted Stock Unit Agreement for Officers

10.4.	Form of Restricted Stock Unit Agreement for Non-Officers

10.5.	Form of Restricted Stock Unit Agreement for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: February 26, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Forms of Performance Share Agreement for Officers

10.2	Form of Performance Share Agreement for Non-Officers

10.3	Form of Restricted Stock Unit Agreement for Officers

10.4	Form of Restricted Stock Unit Agreement for Non-Officers

10.5	Form of Restricted Stock Unit Agreement for Non-Employee Directors